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                                                                    Exhibit 10.8


                        VALUEVISION INTERNATIONAL, INC.
                            2001 OMNIBUS STOCK PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT




Full Name of Optionee:
                      ----------------------------------------------------------

No. of Shares Covered:                      Date of Grant:
                      --------------------                ----------------------

Exercise Price Per Share:                   Expiration Date:
                         -----------------                  --------------------

Exercise Schedule:

                                No. of Shares As to
Initial Vesting                 Which Option Becomes                Expiration
     Date                    Exercisable as of Such Date               Date
     ----                    ---------------------------               ----




         This is a NON-QUALIFIED INCENTIVE STOCK OPTION AGREEMENT ("Agreement") between ValueVision International, Inc., a Minnesota corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above.

                                    RECITALS

         A. The Company maintains the ValueVision International, Inc. 2001 Omnibus Stock Plan (the "Plan").

         B. The Company has appointed a committee (the "Committee") with the authority to determine the awards to be granted under the Plan.

         C. The Plan provides for automatic option awards in the form of a Stock Option (the "Option") to the Company's Outside Directors following each Annual Meeting of the Company's Shareholders.

       This Option is issued to the Optionee under the terms and conditions set by the Committee as follows.


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                              TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement on the terms and conditions set forth herein.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the Exercise Price specified on the first page of this Agreement (which price shall not be less than the Fair Market Value as of the date of grant).

3. NON-QUALIFIED STOCK OPTION. This Option is intended to be a non-qualified stock option and not an "incentive stock option" within the meaning of
       Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision.

4. EXERCISE SCHEDULE. Except as provided in Section 8, this Option may be exercised in accordance with the Exercise Schedule set forth on the first page of this Agreement. The Exercise Schedule is cumulative - that is, if this Option has not expired prior thereto, the Optionee may at any time purchase all or any portion of the Shares then available under the Exercise Schedule to the extent not previously purchased.

       This Option may be exercised in full (notwithstanding the Exercise Schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. The right to exercise this Option with respect to the shares covered hereunder shall expire at 4:00 p.m. Central Time on the earliest of:

       (a) The expiration date specified at the beginning of this Agreement for the applicable portion of the covered shares;

       (b) The last day of the period as of or following the termination of Optionee's relationship with the Company during which this Option can be exercised (as specified in Section 7 hereof); or

       (c) The date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

       In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

6.     PROCEDURE TO EXERCISE OPTION.

--------------------

* Unless the context indicates otherwise, capitalized terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.


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       Notice of Exercise. Subject to the terms and conditions of this
       Agreement, this Option may be exercised by delivering advance written notice of exercise to the Company at its headquarters in the form attached to this Agreement or a similar form containing substantially the same information and addressed or delivered to the Corporate Secretary. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

       Tender of Payment. Any notice of exercise hereunder shall be accompanied by payment (by cash, check, bank draft or money order, payable to the Company) of the full purchase price of the Shares being purchased; to the extent permitted by law, an Optionee may also simultaneously exercise an Option and sell the Shares thereby acquired pursuant to a brokerage or similar relationship so long as the cash proceeds from the sale are used promptly as payment of the purchase price of those Shares and the Company has received adequate assurances thereof.

       Delivery of Certificates. As soon as practicable after the Company receives a properly executed notice and the purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any State law, rule or regulation as the Company shall determine to be necessary or desirable.

7.     TERMINATION OF CONSULTING RELATIONSHIP.

       (a) Termination. In the event of termination of the Optionee's consulting relationship (as an Outside Director or otherwise) with the Company, the Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of this Option), exercise this Option. If Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

       (b) Disability of Optionee. Notwithstanding the provisions of Section 7(a) above, in the event of termination of the Optionee's consulting relationship as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within 12 months from the date of such termination (but in no event later than the expiration date of the term of this Option), exercise the Option. If Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

       (c) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve 12 months following the date of death (but in no



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              event later than the expiration date of the term of this Option), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. If Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

8.     FUNDAMENTAL CHANGE OR EVENT.

       Event. This option may, at the discretion of the Optionee, be exercised in full (notwithstanding the Exercise Schedule) if an Event shall have occurred.

       Fundamental Change. At least 30 days prior to a Fundamental Change, the Committee may, but shall not be obligated to declare, and provide written notice to the Optionee of the declaration, that this Option shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change (unless it is exercised prior to the Fundamental Change) in exchange for the consideration described in Section 17(b) of the Plan. This Option may be exercised in full (notwithstanding the Exercise Schedule) at any time at the discretion of the Optionee after such declaration and prior to the time of cancellation of this Option. This Option, to the extent it has not been exercised prior to the Fundamental Change, shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration, and this Agreement shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph.

       In the case of a Fundamental Change that consists of the merger or consolidation of the Company with or into any other corporation or statutory share exchange, the Committee, in lieu of the foregoing, may make appropriate provision for the protection of this Option (fully vested and exercisable in full) by the substitution, in lieu of this Option, of an option to purchase appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation.

9. LIMITATION ON TRANSFER. Except as provided in this Section 9, while the Optionee is alive, only the Optionee or the Optionee's guardian or legal representative may exercise this Option. Notwithstanding the preceding sentence, this Option may be transferred to a Transferee or to a Successor (in the event of Optionee's death). Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this Option contrary to the provisions hereof, and the levy of any attachment or similar process upon this Option, shall be null and void (except pursuant to a qualified domestic relations order, as defined in the Code or under Title 1 of ERISA).

10. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until the Share actually is issued to the Optionee upon exercise of this Option.



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11.    DISCRETIONARY ADJUSTMENT. The Committee shall make appropriate adjustments in the number of Shares subject to this Option and in the purchase price per Share to give effect to any adjustments made in the number and type of outstanding Shares through a Fundamental Change, recapitalization, reclassification, stock combination, stock dividend, stock split or other relevant change; provided that, fractional Shares shall be rounded to the nearest whole Share.

12.    TAX WITHHOLDING.

       General Rule. If the Company or an Affiliate is required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of this Option, the person exercising this Option shall, upon exercise and demand by the Company or Affiliate, promptly pay in cash such amount as is necessary to satisfy such requirement prior to receipt of such Shares; provided that, in lieu of all or any part of such cash payment, the Committee may (but shall not be required to) allow the person exercising this Option to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the full federal, state and local income tax obligation of such person with respect to income arising from the exercise of this Option, through a reduction of the number of Shares delivered or through a subsequent return to the Company of Shares delivered, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

       Committee Approval; Revocation. The Committee may approve an election under this section to reduce the number of Shares delivered in advance, but the approval is subject to revocation by the Committee at any time. Once the person exercising this Option makes such an election, he or she may not revoke it.

       Exception. Notwithstanding the foregoing, the Optionee who tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with an option exercise may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such option exercise without regard to the specified time periods set forth above for insiders. If the Company or an Affiliate is required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of this Option, the person exercising this Option shall, upon exercise and demand by the Company or Affiliate, promptly pay in cash such amount as is necessary to satisfy such requirement.

13. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.



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14.    DISCONTINUANCE OF RELATIONSHIP. This Agreement shall not give the
       Optionee a right to continued employment as a consultant with the Company or any Affiliate, and the Company or Affiliate employing the Optionee may terminate his or her employment as a consultant and otherwise deal with the Optionee without regard to the effect it may have upon him under this Agreement.

15. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

16. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

17. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

       IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement effective as of the ____ day of _______________, 200_.

VALUEVISION INTERNATIONAL, INC.               OPTIONEE



By:   _______________________________         __________________________________

Name: _______________________________         Name:_____________________________

Its:  _______________________________







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                            __________________, 20___


VALUEVISION INTERNATIONAL, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota 55344

Attention: Secretary

Ladies and Gentlemen:

         I hereby exercise the following option (the "Option") granted to me under the ValueVision International, Inc. 2001 Omnibus Stock Plan (the "Plan") with respect to the number of shares of Common Stock ("Shares") of ValueVision International, Inc. (the "Company"), indicated below:


      NAME:
                                                        ________________________

      DATE OF GRANT OF OPTION:
                                                        ________________________

      EXERCISE PRICE PER SHARE:
                                                        ________________________

      NUMBER OF SHARES WITH RESPECT TO
      WHICH THE OPTION IS HEREBY EXERCISED:
                                                        ________________________

      TOTAL EXERCISE PRICE:
                                                        ________________________


                  [ ] Enclosed with this letter is cash, a check, bank draft or money order payable to the Company in the amount of the Total Exercise Price.

                  [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________________ to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

         I agree that I will pay any required withholding taxes in connection with this exercise as provided in the Plan.

         Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:


      NAME IN WHICH TO ISSUE CERTIFICATE: ______________________________________



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      ADDRESS TO WHICH CERTIFICATE SHOULD
      BE DELIVERED:
                                                  ------------------------

                                                  ------------------------

                                                  ------------------------

                                                  ------------------------

                                                  ------------------------


      PRINCIPAL MAILING ADDRESS FOR
      HOLDER OF THE CERTIFICATE (IF DIFFERENT
      FROM ABOVE):
                                                  ------------------------

                                                  ------------------------

                                                  ------------------------

                                                  ------------------------

                                                  ------------------------


                                             Very truly yours,


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Name, please print


                                             -----------------------------------
                                             Social Security Number




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                            __________________, 20___


VALUEVISION INTERNATIONAL, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota 55344

Attention: Secretary

Ladies and Gentlemen:


       NAME OF OPTIONEE:                                   _____________________


       DATE OF GRANT OF OPTION:                            _____________________


       EXERCISE PRICE PER SHARE:                           _____________________


       NUMBER OF SHARES WITH RESPECT TO
       WHICH THE OPTION IS TO BE EXERCISED:                _____________________


       TOTAL EXERCISE PRICE:                               _____________________



         The above Optionee has requested that we finance the exercise of the above Option to purchase shares of common stock, par value $.01 per share, of ValueVision International, Inc. (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from such shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                             Very truly yours,


                                             ___________________________________
                                             Broker Name


                                             By
                                               _________________________________